                                                                   Exhibit 10.21

                  COMPLETION GUARANTOR SUBORDINATION AGREEMENT
                                    (Lenders)

                  COMPLETION GUARANTOR SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 29, 1998, among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI" and, together with HET, the "Completion Guarantors" and each a "Completion Guarantor") and BANKERS TRUST COMPANY, as Administrative Agent for the Lenders, each as defined below. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted and the Bankruptcy Court has confirmed a plan of reorganization (the "Plan") in connection with that certain voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code.

                  C. As contemplated by the Plan, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), has succeeded to all the rights and obligations of HJC.

                  D. Contemporaneously herewith the Company, JCC Holding Company, a Delaware corporation, as guarantor, the lenders (the "Lenders") from time to time party thereto, and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent"), have entered into a Credit Agreement, pursuant to the Plan, providing for a senior secured term loan in the amount of Sixty Million Dollars ($60,000,000), a secured term loan in the amount of One Hundred Fifty-One Million Five Hundred Thousand Dollars ($151,500,000), and a secured revolving loan facility including Revolving Loans, Swingline Loans and Letters of Credit (each as defined in the Credit Agreement) drawn under such revolving loan facility in an amount not to exceed Twenty Five Million Dollars ($25,000,000) at any time outstanding as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either
(A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement,
(ii) the refinancing or replacement indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced or replaced (if such Credit Agreement is to remain outstanding), and the other Credit Documents then in effect and (iii) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Company to the Administrative Agent and each Completion Guarantor).

                  E. Contemporaneously herewith, pursuant to the Plan, the Company, JCC Holding Company, JCC Development, L.L.C., FP Development, L.L.C., CP Development, L.L.C. and the Trustee, as trustee, have entered into (i) that certain Indenture pursuant to which the Company has issued $187,500,000 principal amount of its Senior Subordinated Notes due 2009 with Contingent Payments (as may be amended, modified, extended, renewed, supplemented or refinanced from time to time, the "New Bonds") and (ii) that certain Indenture (and together with the indenture for the New Bonds, each as may be amended from time to time, the "Indenture") pursuant to which the Company has issued the Senior Subordinated Contingent Notes due 2009 (as may be amended, modified, extended, renewed, supplemented or refinanced from time to time, the "New Contingent Bonds").

                  F. The Company may at any time and from time to time enter into one or more interest rate protection agreements (including, without limitation, interest rate hedges, swaps, caps, floors, collars, and similar agreements, collectively, the "Interest Rate Protection Agreements") with one or more Lenders, or any Affiliate thereof (any such Lender or Lenders or any Affiliate of any such Lender or Lenders (even if any such Lenders subsequently cease to be a Lender under the Credit Agreement for any reason) so long as any such Lender or Affiliate thereof participates in the extension of such Interest Rate Protection Agreement and their subsequent assigns, if any, collectively, the "Other Creditors," and together with the Administrative Agent and the Lenders, the "Senior Creditors").

                  G. Pursuant to the Plan, the Completion Guarantors (x) have entered into (i) a Bank Completion Guarantee in favor of the Administrative Agent (as amended, modified or supplemented from time to time, the "Bank Completion Guarantee"), (ii) a Completion Guarantee in favor of the Trustee (as amended, modified or supplemented from time to time, the "Notes Completion Guarantee"), (iii) a Completion Guarantee in favor of the LGCB (the "LGCB Completion Guarantee") and (iv) a Completion Guarantee in favor of Rivergate Development Corporation and the City of New Orleans (as amended, modified or supplemented from time to time, the "City/RDC Completion Guarantee"), and (y) may in the future enter into one or more completion or other guarantees in support of the obligations of the Company (with all completion and other guarantees described in this paragraph being herein collectively called the "Completion Guarantees").

                  H. Any amounts advanced or paid pursuant to the Completion Guarantees (such amounts are referred to herein as "Completion Guarantee Payments") will be loans (together with all other amounts owing to the Completion Guarantors under the Completion Loan Agreement (as defined below), the "Completion Loans") from the Completion Guarantors to the Company under an Amended and Restated Completion Loan Agreement entered into by and among the Company and the Completion Guarantors pursuant to the Plan (as amended, modified or supplemented from time to time and together with the exhibits thereto, the "Completion Loan Agreement").

                  I. Pursuant to that certain Amended and Restated Construction Lien Indemnity Obligation Agreement entered into by and between the Company and HOCI pursuant to the Plan (as amended, modified or supplemented from time to time, the "Construction Lien Indemnity Obligation Agreement"), the Company has agreed to pay to HOCI any amounts advanced (the "Construction Lien Indemnity Advances") by HOCI under that certain Construction Lien Indemnity Agreement entered into by and among the Company, HOCI and First American Title Insurance Company pursuant to the Plan (the "Construction Lien Indemnity Agreement").

                  J. All Completion Loans, all Construction Lien Indemnity Advances and any other amounts whatsoever at any time owing by the Company to either or both Completion Guarantors, together with all principal, interest, fees, indemnities and other amounts owing with respect thereto, are herein called the "Subordinated Obligations").

                  K. In furtherance of the purposes of the Completion Loan Agreement, (i) the Company has assigned to the Completion Guarantors certain of the Company's rights under certain contracts and other agreements to which the Company is a party, certain lien payment bonds, performance bonds and plans and specifications and to certain permits, consents, licenses, authorizations and approvals relating to such contracts and agreements (the "Assigned Interests"), and (ii) the City and the RDC have granted the Completion Guarantors certain rights of use (the "Rights of Use") in respect of the real property comprising the Project pursuant to an Entry Agreement entered into by and among the City, the RDC, HET and HOCI pursuant to the Plan.

                  L. Pursuant to the Security Agreement, the Company has granted to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) a perfected lien on, and security interest in, the Assigned Interests.

                  M. The Collateral Agent (for the benefit of the Secured Creditors) is the holder of that certain Act of Mortgage and Collateral Assignment by Jazz Casino Company, L.L.C. (as renewed, amended, modified, replaced, restated, supplemented, or extended from time to time, the "Mortgage") executed by the Company pursuant to the Plan in respect of inter alia, the Company's leasehold estate in certain real property comprising the Project and also subject to the Rights of Use.

                  N. As a condition to the extensions of credit by the Senior Creditors, the parties hereto (including the Completion Guarantors) are required to execute and deliver this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1.       SUBORDINATION

         1.1.     Subordination of Liabilities

                  (a) Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that the payment of the Subordinated Obligations is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.7 hereof). The provisions of this Section 1 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  (b) In the event of any payment default under Section 10.01 of the Credit Agreement, any acceleration of the Senior Indebtedness under Section 10 of the Credit Agreement, or the bankruptcy of the Company, any payments by the Company or any representative of the Company shall be applied in the following order, subject to the rights of the LGCB under the Casino Operating Contract, the RDC under the Lease, and any other creditor, as their interests may appear: (i) reimbursement of all management expenses incurred in accordance with the Management Agreement; (ii) amounts as set forth in Section 11 of that certain Intercreditor Agreement among HET, HOCI, Bankers Trust Company, Norwest Bank Minnesota, National Association, as trustee, and the other parties named therein (as amended from time to time); (iii) any credit enhancement fee due and payable to HET or an Affiliate of HET pursuant to that certain Credit Enhancement Fee Agreement entered into by and among the Company and HOCI pursuant to the Plan; (iv) Base Fee and Termination Fee pursuant to and as defined in the Management Agreement; (v) interest due on the Convertible Junior Subordinated Debentures (as defined in the Plan); (vi) principal due on the Convertible Junior Subordinated Debentures; (vii) interest due on any amounts advanced under the Subordinated Loan Agreement (the "Subordinated Loan"), the Construction Lien Indemnity Advances and any Completion Loans on a pari passu basis; (viii) principal due on the Subordinated Loan, the Construction Lien Indemnity Advances and any Completion Loans on a pari passu basis; and (ix) Incentive Fee pursuant to and as defined in the Management Agreement.

         1.2. Company Not to Make Payments with Respect to Subordinated Obligations in Certain Circumstances

                  (a) Until all Senior Indebtedness shall have been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, no payment or distribution of any kind or character (whether in cash, property, securities or otherwise) shall be made in respect of any Subordinated Obligations, other than any payments expressly permitted to be made pursuant to Section 8.17(c) of the Credit Agreement.

                  (b) In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 1.2, (i) the Company or any of its Subsidiaries shall make any payment to any Completion Guarantor on account of the Subordinated Obligations which is not permitted by said subsection (a) or
(ii) any Completion Guarantor receives any payment or distribution from any enforcement or other action against the Collateral, such payment shall be held by any such Completion Guarantor in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the Administrative Agent, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         1.3. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company (including any assets constituting Collateral) upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before any Completion Guarantor is entitled to receive any payment of any kind or character with respect to any Subordinated Obligations;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property, securities or otherwise to which any Completion Guarantor would be entitled except for the provisions of this Section 1.3, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the Administrative Agent, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that any payment or distribution of assets of the Company of any kind or character, whether in cash, property, securities or otherwise, shall be received by any Completion Guarantor on account of Subordinated Obligations before all Senior Indebtedness is paid in full in cash, which payment or distribution is not permitted by preceding subsections (a) and
(b) of this Section 1.3, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the Administrative Agent, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         1.4. Effect of Subordination on Obligations Pursuant to Completion Loan Agreement and Construction Lien Indemnity Agreement. Each Completion Guarantor hereby agrees for the benefit of the Company and the Senior Creditors that, to the extent and for so long as any payment of Subordinated Obligations is not permitted to be made pursuant to the provisions of this Section 1, then, and notwithstanding anything to the contrary contained in the Completion Loan Agreement or the Construction Lien Indemnity Agreement, the respective Subordinated Obligations shall not be payable by the Company until they are permitted to be paid in accordance with the terms of this Section 1. To the extent that any such Subordinated Obligations are not payable by the Company pursuant to this Section 1, the Completion Guarantors shall forbear from exercising any right to accelerate the Company's obligations under the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement as a result thereof so long as the Credit Agreement or this Agreement shall continue to prohibit the Company from making such payments. Without limiting the foregoing, no action shall be taken by any Completion Guarantor to enforce the payment of any Subordinated Obligations by the Company until all Senior Indebtedness shall have been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated.

         1.5. Subrogation. After all Senior Indebtedness has been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, each Completion Guarantor shall have and be entitled to all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Agreement with respect to the claims of the Senior Creditors against the Company or any other guarantor of the Senior Indebtedness.

         1.6. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms and provisions of the Completion Loan Agreement or the Construction Lien Indemnity Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of any Completion Guarantor with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from any Completion Guarantor.

         1.7. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations of the Company (i) under the Credit Agreement and the other Credit Documents and (ii) in respect of any Interest Rate Protection Agreements. As used herein, the term "Obligations" shall mean all principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, at the rate provided for in the documents governing such Senior Indebtedness, whether or not such interest is an allowed claim against the debtor in any such proceeding).

         2.       OTHER RESTRICTED PAYMENTS; SUBORDINATED RIGHTS

         2.1. In addition to the provisions of preceding Section 1, until all commitments under the Credit Agreement have terminated and all amounts owing thereunder have been repaid in full in cash, the Completion Guarantors shall not, and shall not permit any of their Subsidiaries to, receive any Restricted Payment in violation of the provisions of the Credit Agreement (including, without limitation, Sections 9.03 and 9.06 thereof).

         2.2. In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 2, the Completion Guarantors or any of their Subsidiaries shall receive any payment not permitted to be received by them pursuant to said subsection (a), such payment shall be held by such Completion Guarantor or its respective Subsidiary in trust for the benefit of, and shall be paid forthwith and delivered (with the Completion Guarantors hereby agreeing to pay such amount over), to the holders of Senior Indebtedness or their representative or the Administrative Agent, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         2.3. Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that (i) its rights as assignee of the Assigned Interests are subject to the prior security interest granted in such Assigned Interests under the Security Documents to the Secured Creditors and (ii) its rights under the Rights of Use are subject in all respects to the Mortgage. The priorities set forth herein with respect to the Assigned Interests and the Rights of Use are applicable irrespective of (a) the time, order or method of attachment or perfection or recording thereof or of any financing statements or (b) whether or not the Collateral Agent, the Administrative Agent or any Senior Creditor has a perfected security interest in the Assigned Interests.

         2.4. Until all Senior Indebtedness shall have been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, no Completion Guarantor shall take any action whatsoever (including any remedial action) to exercise or enforce its rights and remedies in respect of any Assigned Interests or the Rights of Use, provided that in order to satisfy its obligations under any Completion Guarantee and so long as the Completion Guarantors are not in default under the Bank Completion Guarantee, the Completion Guarantors may exercise any of their rights in respect of the Assigned Interests and the Rights of Use in order to cause the completion of the Casino (it being understood and agreed that the exercise by the Completion Guarantors of such rights shall continue to be subject to the subordination provisions of this Agreement).

         3. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Completion Guarantors and the Administrative Agent (with the consent of the Required Banks).

         4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.

         5. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the holders from time to time of the Senior Indebtedness, and may not be amended or modified in any respect, or terminated, without the consent of the Administrative Agent (with the consent of the Required Banks). The provisions of this Agreement are continuing provisions and all Senior Indebtedness to which they apply shall conclusively be presumed to have been created in reliance thereon. Except to the extent provided in Section 1.4, this Agreement is not entered into for the benefit of the Company, and the Company shall not be a third party beneficiary of this Agreement. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any of its obligations pursuant to the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement, or to grant the Company any additional rights under the Completion Loan Agreement or the Construction Lien Indemnity Obligation Agreement.

         6. TERMINATION. This Agreement shall terminate on the first to occur of
(i) the termination of the Credit Agreement and satisfaction of all obligations to the Administrative Agent and the Lenders thereunder or (ii) the termination of the Bank Completion Guarantee and satisfaction of all obligations to HET, HOCI and the Administrative Agent thereunder and the obligations of the Completion Guarantors under this Agreement (so long as, in the case of both clauses (i) and (ii) above, the satisfaction of said obligations does not violate the terms of this Agreement).

         7.       COMPLETION LOAN AGREEMENT

         7.1. Notwithstanding anything to the contrary contained in the Completion Loan Agreement, the Completion Guarantors hereby waive all rights to take any action in respect of a default by the Company under Section 9 of the Completion Loan Agreement, at any time prior to the occurrence of a Flip Event (as defined in the Restated Certificate of Incorporation of JCC Holding as of the date hereof), or after the occurrence of a Cure Event (as defined in the Restated Certificate of Incorporation of JCC Holding as of the date hereof) in respect of any uncured Flip Events, and during such periods such covenants shall be deemed modified to the extent necessary such that they are no more onerous on the Company than the covenants contained in the Indenture as in effect on the date hereof.

         7.2. Notwithstanding anything to the contrary contained in the Completion Loan Agreement, the Completion Guarantors subordinate to the Lien granted by the Company to Secured Creditors all rights granted or purported to be granted by the Company to the Completion Guarantors pursuant to the Completion Loan Agreement in any policies of insurance for or revenues from the Casino (collectively, the "Assigned Proceeds").

         7.3. Each Completion Guarantor, for itself, its successors and assigns, covenants and agrees that its rights as assignee of the Assigned Proceeds are subject to the prior security interest granted in such Assigned Proceeds under the Security Documents to the Secured Creditors. The priorities set forth herein with respect to the Assigned Proceeds are applicable irrespective of (i) the time, order or method of attachment or perfection or recording thereof or of any financing statements or (ii) whether or not the Collateral Agent, the Administrative Agent or any Senior Creditor has a valid or perfected security interest in the Assigned Proceeds.

         7.4. Until all Senior Indebtedness shall have been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, no Completion Guarantor shall take any action whatsoever (including any remedial action) to exercise or enforce its rights and remedies in respect of any Assigned Proceeds, provided that in order to satisfy its obligations under any Completion Guarantee and so long as the Completion Guarantors are not in default under the Bank Completion Guarantee, the Completion Guarantors may exercise any of their rights in respect of the Assigned Proceeds in order to cause the completion of the Casino (it being understood and agreed that the exercise by the Completion Guarantors of such rights shall continue to be subject to the subordination provisions of this Agreement).

         7.5. The subordination and other provisions of this Agreement apply only to the Subordinated Obligations and shall have no effect on the rights of HET and HOCI pursuant to the HET/JCC Agreement.

         8. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

   (a)   if to HET or HOCI at:                  Harrah's Entertainment, Inc.
                                                Harrah's Operating Company, Inc.
                                                1023 Cherry Road
                                                Memphis, Tennessee  38117
                                                Attention:  General Counsel

                                                with a copy to the Corporate
                                                Secretary at the same address

   (b)   if to the Company, at:                 Jazz Casino Company, L.L.C.
                                                512 South Peters Street
                                                New Orleans, Louisiana 70130
                                                Attention:  President

   (c)   if to the Administrative Agent, at:    Bankers Trust Company
                                                One Bankers Trust Plaza
                                                130 Liberty Street
                                                New York, New York 10006
                                                Attention:  Mary Kay Coyle



or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.



                            [Signature page follows]

                  IN WITNESS WHEREOF, the Administrative Agent and each Completion Guarantor have caused this Agreement to be duly executed and delivered as of the date first written above.

WITNESSES:                            HARRAH'S ENTERTAINMENT, INC.,
                                      a Delaware corporation

/s/ Vicki J. Gromberg                 By: /s/  George W. Loveland, II
----------------------------             --------------------------------------

                                      Name:    George W. Loveland, II
                                           ------------------------------------

/s/ J. Hansen                         Title:   Vice President
----------------------------                -----------------------------------


                                      HARRAH'S OPERATING COMPANY, INC.,
                                      a Delaware Corporation

/s/ Vicki J. Gromberg                 By: /s/  George W. Loveland, II
----------------------------              -------------------------------------

                                      Name:    George W. Loveland, II
                                           ------------------------------------

/s/ J. Hansen                         Title:   Vice President
----------------------------                -----------------------------------


                                      BANKERS TRUST COMPANY,
                                      as Administrative Agent
                                      for the Lenders


/s/ A. Moskal                         By: /s/  Mary Kay Coyle
----------------------------             --------------------------------------

                                      Name:    Mary Kay Coyle
                                           ------------------------------------

/s/ Rob Friedrich                     Title:   Managing Director
----------------------------                -----------------------------------

Acknowledged and agreed by:           WITNESSES:

JAZZ CASINO COMPANY, L.L.C.,
a Louisiana limited liability
company


By: /s/  Frederick W. Burford
   -----------------------------

Name:    Frederick W. Burford
     ---------------------------

Title:   President
      --------------------------

                                   /s/ S. Jay Novatney
                                   ----------------------------

                                   /s/ illegible
                                   ----------------------------

                               SIGNATURE PAGE TO
                       COMPLETION GUARANTEE SUBORDINATION
                              AGREEMENT (Lenders)

STATE OF New York
         -----------------

COUNTY OF New York
         -----------------

                  BE IT KNOWN that on the 28th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland II, who acknowledged himself to be Authorized Representative of Harrah's Entertainment, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                        Notary Public

                                                       [Notarial Seal]

                                           My Commission expires:





                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTEE SUBORDINATION
                               AGREEMENT (Lenders)

STATE OF  New York
          -----------------
COUNTY OF New York
          -----------------

                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Mary Kay Coyle, who acknowledged himself to be Managing Director of Bankers Trust Company, a National Banking Association, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                        Notary Public

                                                        [Notarial Seal]

                                           My Commission expires:





                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTEE SUBORDINATION
                               AGREEMENT (Lenders)

STATE OF New York
        -----------------
COUNTY OF New York
         ----------------

                  BE IT KNOWN that on the 28th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland II, who acknowledged himself to be Authorized Representative of Harrah's Operating Company, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                           /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                        Notary Public

                                                        [Notarial Seal]

                                           My Commission expires:






                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTEE SUBORDINATION
                               AGREEMENT (Lenders)

STATE OF Louisiana
         ----------------
PARISH OF Orleans
          ---------------

                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Frederick W. Burford, who acknowledged himself to be President of Jazz Casino Company, L.L.C., a Louisiana limited liability company, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer on behalf of such company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ Daniel E. Davillier
                                           ------------------------------------
                                                       Notary Public

                                                       [Notarial Seal]

                                           My Commission expires:






                                ACKNOWLEDGMENT TO
                       COMPLETION GUARANTEE SUBORDINATION
                               AGREEMENT (Lenders)